Cooperative Agreement between Benefactum Alliance Business

Consultant (Beijing) Co., Ltd. and Guo Zhao Financial Leasing Co., Ltd.

This agreement is signed by the following parties in Qingdao on Apr.5, 2015.

Party A: Benefactum Alliance Business Consultant (Beijing) Co., Ltd. (hereinafter referred to as “Huizhong Business”)

Legal representative:

Party B: Guo Zhao Financial Leasing Co., Ltd. (hereinafter referred to as “Guo Zhao Financial Leasing”)

Legal representative:

Whereas:

1. Party A is an Internet financial services platform operating company, with good reputation, excellent team, sufficient capital strength, efficient and quality service level and advanced operating management experience;

2. Party B is a financial leasing company legally registered and surviving in Beijing, obtaining relevant operation approval of Beijing Municipal Commission of Commerce, with good credit standing and professional proficiency;

3. The project huiyingdai.com owned by Party A is a new Internet financial intermediary service platform, with good development prospect;

4. Party B cooperates with Party A to launch financial services through the “Huiyingdai” Internet Financial Service Platform by giving full play to its own professional superiority voluntarily;

5. Party B has already known well, completely accepted and observed the Huiyingdai Use and Service Terms of the “Huiyingdai” platform (for details, please see the contents published on huiyingdai.com, as the annex of the agreement), and observe the following cooperative service mode agreed by this agreement’;

6. The Parties will explore actively to utilize the Internet technology to be engaged in the financing of small and micro enterprises, personal loan, investment and other services under this agreement under the condition of meeting the laws, regulations and related supervision systems, based on the principle of equity and free will, honesty and credibility, mutual benefit and reciprocity.

Upon full consultation, the Parties have reached the following agreement:

I. Cooperation mode

1. As the intermediary, major work of Party A is as follows:

(1) Release financing information, verify the authenticity of the authentication information, and ensure the security of customer information;

(2) Provide value added services for financing consultation and other consultations, causing projects for creditor’s rights of Party B to be transferred through the “Huiyingdai” platform;

(3) Coordinate and manage the cooperation between the various participating subjects of the “Huiyingdai” Internet Financial Service Platform; maintain the normal operation of the “Huiyingdai” Internet Financial Service Platform;

(4) Entrust a third party to manage the capital account;

(5) Assist the transferees of the creditor’s rights (platform investors) to exercise or be commissioned to exercise the rights agreed by the contract;

(6) Other services in relation to “Huiyingdai”.

2. As the transferor of the creditor’s rights, major work of Party B is as follows:

(1) Examine and certify the authenticity of the project information of the creditor’s rights, and conduct due diligence to the financing projects recommended by it according to the relevant laws and regulations;

(2) Provide credit guarantee to Party A, guarantee the clear ownership of the financing projects, provide detailed and feasible assets disposal program, and feed back the assets disposal status, as well as the changes of the enterprise performance ability and solvency to Party A at any time;

(3) If the lessee delays to pay the rent for more than three days, Party B must notify Party A immediately;

(4) Before the expiry of the financing period of the projects for creditor’s rights, Party B must buy the creditor’s rights back;

3. Credit extension

(1) Prior to the signing of this agreement, Party A has already passed the survey review and credit extension procedure, and affirmed to confer Party B the line of credit of RMB 1.8 billion under this agreement, Party B may transfer creditor’s rights within such line of credit as required by Party A.

(2) During the performance of this agreement, if Party A believes that the line of credit can be raised, it can increase the line of credit under this agreement under the application of Party B and Party A’s consent.

(3) Unless otherwise agreed, credit extension under this agreement can only be used for the purpose under the cooperation mode negotiated by the Parties.

4. Term of cooperation

(1) It is confirmed by the Parties that, the term of cooperation shall be one year from the effective date of this agreement.

(2) After the expiration of this agreement, if it is confirmed by the Parties in writing to continue the cooperation, this agreement shall be loosely in effect automatically. If the cooperation is required to be continued, a written agreement shall be signed otherwise by the Parties.

(3) The dissolution and termination of this agreement will not affect the validity of the specific business contract that has already been confirmed by the Parties under this agreement.

5. Security deposit

(1) To assure the interests of Party A and the platform investors of Party A, Party B shall pay security deposit according to 3% of the amount of each single project for creditor’s rights, so as to provide guarantee for the projects for creditor’s rights by means of money pledge.

(2) The scope of guarantee shall be the principal of investment, income, interest, liquidated damages, expenses and other expenses for the realization of creditor’s rights payable by Party B to Party A and the investors of Party A’s platform.

(3) Party B shall remit the security deposit to Party A’s account designated by Party A before the release of each single project object for creditor’s rights on Party A’s platform (Account Name:; Bank of Deposit: Account No.:       ).

(4) On the expiry of each single buy-back period of creditor’s rights, Party B shall buy back the creditor’s rights as agreed, pay all the accounts payable, and Party A shall return the security deposit to Party B (interest free).

(5) If Party B fails to buy back the creditor’s rights and pay the investment principal, income, liquidated damages and expenses according to the period agreed, Party A shall have the right to offset directly the security deposit paid by Party B according to the corresponding amount.

(6) If any single project for creditor’s rights of Party B fails to fulfill the buyback obligation as agreed, Party A shall have the right to offset the security deposit of all the creditor’s rights issued by Party B on the platform as the principal, income, liquidated damages, expenses and other payments payable by such single project for creditor’s rights.

(7) After the security deposit paid by Party B is offset according to the corresponding amount, if Party A and the platform investors fail to obtain the payments and expenses settled, Party B shall remain be obliged to pay off.

(8) After the security deposit paid by Party B is offset by Party A as agreed, Party B shall make up the security deposit. Before Party B makes up the security deposit, Party A shall have the right to suspend the fulfillment of the cooperative contract, without releasing the project object for creditor’s rights of Party B on the platform.

II. Basic requirements for the transfer of creditor’s rights

1. Creditor’s rights mentioned by the transfer of creditor’s rights herein shall have the following conditions:

(1) Party B has carried out normal operation according to the relevant provisions, and obtained the creditor’s rights for the rent receivable;

(2) Creditor’s rights corresponding to the transfer of creditor’s rights have undergone strict and careful assessment according to the internal risk management system and standards;

(3) The maximum amount of the creditor’s rights transferred shall meet the relevant provisions in the operating management provisions of the financial leasing company on financial leasing business;

(4) The purpose of financial leasing is only limited to lawful operation, the lease term, rent and expenses shall not exceed the industry standards prepared by the laws, regulations or supervision department, and the way of rent payment shall be average capital plus interest, payment of interest by quarter and repayment of principal at maturity, and payment of interest by half a year and repayment of principal at maturity, etc. (For details, please refer to the actual business repayment method).

III. Commitment and special agreement

1. 1. Party B promises that, the information provided to Party A during the cooperation is true and effective, and is voluntary to assume the liability to guarantee for its authenticity. If Party A or the platform investors (transferees of the creditor’s rights) suffers losses due to negligence of Party B, Party B is voluntarily to undertake all the compensation responsibilities for such losses.

2. It is confirmed by the Parties that, electronic signature or electronic confirmation used in the “Huiyingdai” Internet Financial Service Platform are the expression of true intention, producing the same legal force with the written confirmation according to law; the Parties will fulfill comprehensively the rights and obligations specified in the electronic contract or legal documents.

IV. Risk disposal mechanism

1. Party B shall conduct due diligence to the lessee in strict accordance with the internal risk management system and operation flow, and ask the lessee to provide third party guarantee, margin guarantee, mortgage guarantee, pledge guarantee and other guarantee measures.

2. To guarantee the security of creditor’s rights, Party A shall have the right to conduct due diligence to the creditor’s assets transferred by Party B, or entrust third party agencies to examine the creditor’s assets transferred by Party B.

3. If projects for creditor’s rights become due, and Party B fails to buy back the creditor’s rights as agreed or has other events of default, entrusted or authorized by the platform investors (transferees of the creditor’s rights), Party A shall have the right to ask Party B to fulfill the obligation of buying back the creditor’s rights, make buyback payment, compensate for economic losses (including but not limited to capital loss), and fees incurred therefrom, such as the attorney fee, travel expenses, assessment fee, lot money and litigation expenses shall be assumed by Party B and the third parties.

V. Collection of service fee

1. Party A shall provide Party B with financing consultation and intermediary service, charge intermediary service fee from Party B, and charge account number management fee according to the loan term of the projects; Charging standards are as follows: if the time limit of the projects for creditor’s rights is within 12 months (including), 3% will be charged according to number of times; if between 13 months and 24 months (24 months included), 3% will be charged according to number of times; if above 24 months, 3% will be charged according to number of times; the account management fee shall be charged according to 0.3% on a monthly basis;

2. The intermediary service fee charged by Party A will be charged once at the time when the transfer of the creditor’s rights of the projects is completed, and the account management fee charged by Party A will be charged once at the time when Party B buys back the creditor’s rights.

3. All the above service fees will be deducted by the third party payment agencies.

VI. Protection and use of information

1．The Parties are obliged to keep confidential the customer information obtained in the process of cooperation, and shall not use and reveal such information without the consent of the customers;

2. Agreed by Party B and the customers of Party B, Party A may use and publish customer information reasonably within the scope of Huiyingdai Use and Service Terms.

3. Without being permitted by Party A, Party B shall neither use the information obtained from the Huiyingdai” Internet Financial Service Platform illegally, nor set up similar platforms or systems.

VII. Liabilities for breach of contract

1. The Parties shall strictly abide by the agreement and its annex, and shall bear the responsibility for breach of contract in case of violation.

2. If Party B breaches the contract due to providing false information and materials, enabling the loan contract of the projects for creditor’s rights to be invalid, except for compensating the platform investors (transferees of the creditor’s rights) and Party A for the losses as agreed, Party B shall also pay a liquidated damage equaling 30% of the total financing amount to Party A.

3. If Party B fails to exercise the obligation of careful examination against the projects for creditor’s rights, enabling platform investors (transferees of the creditor’s rights) or Party A to suffer losses, Party B shall compensate for such losses, and pay a liquidated damage to Party A according to 10% of such business financing amount. If Party B has such violation for two times, Party A shall have the right to dissolve this agreement unilaterally.

4. If either party violates the confidentiality agreement, the defaulting party shall pay a liquidated damage of RMB 1 million to the observant party, and compensate for the losses caused exceeding such liquidated damage. Meanwhile, the observant party shall have the right to dissolve this agreement.

5. If Party B has other violation behaviors, causing losses to Party A, Party B shall compensate for such losses, and pay a liquidated damage of RMB 1 million.

6. If Party A breaches the contract, causing damages to Party B, Party A shall compensate for such losses, and pay a liquidated damage of RMB 1 million.

7. Losses mentioned by this agreement includes but not limited to the service fee, principal and interest, liquidated damages of the projects for creditor’s rights as well as the attorney’s fees, travel expenses, assessment fees, auction fees, litigation costs and so on arising due to claiming of rights.

VIII. Termination of agreement

1. This agreement may be dissolved by the Parties upon consensus. Otherwise, unless otherwise agreed herein, neither party shall terminate this agreement without authorization. If this agreement is dissolved without authorization, the defaulting party shall pay a liquidated damage of RMB 1 million to the observant party.

2. If Party B enters into cancellation, revocation, bankruptcy or dissolution, the contract shall be dissolved automatically, the problems arising therefrom shall be settled by shareholders or the corresponding obligees of Party B with Party A through negotiation.

3. If this agreement is dissolved, the uncompleted projects that have already been signed during the performance of this agreement shall continue to be performed by Party B, and still apply to the contract agreement on breaching of contract and risk disposal mechanism.

IX. Miscellaneous

1. The address for service and contact person confirmed by the Parties are respectively as follows:

Party A: Benefactum Alliance Business Consultant (Beijing) Co., Ltd. (hereinafter referred to as “Huizhong Business”)

Address:

Contact person:

Tel:

E-mail:

Party B: Guo Zhao Financial Leasing Co., Ltd. (hereinafter referred to as “Guo Zhao Financial Leasing”)

Address:

Contact person:

Tel:

E-mail:

The Parties promise that, once the address or mailing address of one party changes, it shall promptly notify the other party in writing, otherwise, even if the related documents are delivered to the above address, refused or returned, they shall still be deemed as served.

2. Any disputes arising from the performance of this agreement shall be settled by the Parties through negotiation as much as possible, if the negotiation fails, they both agree to submit the disputes to Qingdao Municipal People’s Court for judgment.

3. For any matters not covered hereof, the Parties shall negotiate otherwise, and sign a supplementary agreement.

4. This agreement is made in duplicate, which will take effect from the date of being signed and sealed by the Parties, with each copy held respectively by Party A and Party B, having the same legal force.

Party A (seal): Benefactum Alliance Business Consultant (Beijing) Co., Ltd.

Legal representative or authorized representative (signature):

Apr.5, 2015

Party B (seal): Guo Zhao Financial Leasing Co., Ltd.

Legal representative or authorized representative (signature):

Apr.5, 2015